Filed Pursuant to Rule 497(e)
1933 Act Registration File No. 333-258490
1940 Act File No. 811-23723

Supplement Dated
April 28, 2022

to the
Kelly Residential & Apartment Real Estate ETF (RESI)
Kelly Technology & E-Commerce Real Estate ETF(TRE)
Each listed on NYSE Arca, Inc.
Kelly CRISPR & Gene Editing Technology ETF (XDNA)
Listed on Nasdaq

Supplement to the Prospectus and Statement of Additional Information
dated December 23, 2021

each a series of Kelly Strategic ETF Trust
(collectively, the “Funds”)

At a meeting of the Board of Trustees (the “Trustees”) held on April 27, 2022, the Trustees approved a fee waiver agreement with respect to the Kelly Residential & Apartment Real Estate ETF to be effective May 1, 2022.
On page 30 of the Prospectus, the “Fees and Expenses of the Fund” table and the “Expense Example” for Kelly Residential & Apartment Real Estate ETF are replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees	none
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.68%
Less: Fee Waiver	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.00%
1 Estimated for the current fiscal year.

2 The Fund’s investment adviser, Kelly Strategic Management, LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for (i) payments under each Fund's 12b-1 plan, (ii) brokerage expenses, (iii) acquired fund fees and expenses, (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short), and (vi) litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) (collectively, the “Excluded Expenses”)) to 0.00% of the Fund’s average daily net assets through at least April 30, 2023. This agreement may be terminated only by, or with the consent of, Kelly Strategic ETF Trust’s Board of Trustees (the “Board”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The fee waiver discussed above is reflected only through April 30, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$0	$149

On page 58 of the Prospectus, the following is inserted as a new third paragraph under “Investment Adviser” and on page 21 of the Statement of Additional Information, the following is inserted as a new fourth paragraph under “Investment Adviser”:

With respect to the Kelly Residential & Apartment Real Estate ETF, the Adviser has agreed to reduce its unitary management fee to 0.00% of the Fund’s average daily net assets through at least April 30, 2023. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver in the Fees and Expenses table will be higher than 0.00%. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees.

On page 31 and 32 of the Statement of Additional Information, references to the standard fixed creation transaction fee and the standard fixed redemption transaction fee are revised as described below:

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for Kelly Technology & E-Commerce Real Estate ETF and Kelly CRISPR & Gene Editing Technology ETF, regardless of the number of Creation Units created or redeemed in the transaction, is $300.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.